Exhibit 12 (b)
Section 906 N-CSR Certification of Principal Executive Officer and Principal Financial Officer
TRANSAMERICA PARTNERS FUNDS GROUP II
FOR THE PERIOD ENDING JUNE 30, 2009
FORM N-CSR CERTIFICATION
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Certified Shareholder Report of Transamerica Partners Funds Group II (the “Fund”) on Form N-CSR for the period ended June 30, 2009, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of the undersigned hereby certifies that, to his knowledge:
(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934;

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.

/s/ John K. Carter	Date: August 28, 2009
John K. Carter Chief Executive Officer

/s/ Joseph P. Carusone	Date: August 28, 2009
Joseph P. Carusone Principal Financial Officer
A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to the Registrant and will be retained by the Registrant and furnished to the Securities and Exchange Commission or its staff upon request.

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